                       Consent of Independent Accountants
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 33-4043, 33-26942, 33-38811, 33-42983, and 33-
75888) of Salick Health Care, Inc. of our report dated November 16, 1995 appearing on page 43 of this Form 10-K.


/s/  Price Waterhouse LLP

PRICE WATERHOUSE LLP

Los Angeles, California

November 27, 1995



                                   EXHIBIT 23